UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

LEGACY VENTURES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2602 Innisfil Road

Mississauga, Ontario, Canada L5M 4H9

(Address of principal executive offices) (zip code)

(647) 478-6385

(Registrant's telephone number, including area code)

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of Fuel Performance Solutions, Inc. (the “Company”) contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2015, the Board of Directors and Shareholders of Legacy Ventures International, Inc. (the “Company”) approved a Certificate of Amendment to its Articles of Incorporation (the "Certificate of Amendment") to increase the par value of Company’s common stock and preferred stock from no par value to $0.0001 per share (the “Par Value Increase”) and approve a 1:7 forward split upon the increase of the par value (the “Forward Split”). On September 9, 2015, the Company filed the Certificate of Amendment with the State of Nevada effecting the above referenced Par Value Increase and Forward Split.

Item 7.01. Regulation FD Disclosure

On September 11, 2015, the Company’s Board of Directors and Shareholders approved and authorized the Company to take steps necessary to effect a forward stock split of the issued and outstanding shares of the Company’s common stock such that each lot of one (1) issued and outstanding share of Common Stock shall be exchanged for seven (7) shares of Common Stock (the “Forward Split”). As a result, the issued and outstanding shares of common stock of the Company will increase from 7,400,000 shares prior to the Forward Split to 51,800,000 shares following the Forward Split. The Forward Split was approved by FINRA as of September 16, 2015. The Forward Split shares are to be mailed directly to shareholders by the Company's transfer agent.

Item 9.01 Financial Statements and Exhibits,

Exhibit Number	Description

3.1	Certificate of Amendment of the Articles of Incorporation of Legacy Ventures International Inc., filed September 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL, INC.

Date: September 17, 2015	By: /s/ Rehan Saeed
Name: Rehan Saeed
Title: Chief Executive Officer

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